Supplement dated August 22, 2014
to the Prospectus of the following fund:
Fund	Prospectus
Columbia Funds Variable Insurance Trust I
Columbia Variable Portfolio - Marsico International Opportunities Fund	5/1/2014
Effective August 22, 2014, the list of portfolio managers under the caption “Fund Management" in the "Summary of the Fund" section of the prospectus is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Munish Malhotra, CFA	Senior Analyst and Portfolio Manager for Marsico	Manager	2010
Effective August 22, 2014, the list of portfolio managers under the caption “Primary Service Providers - Portfolio Managers" in the "More Information About the Fund" section of the prospectus is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Munish Malhotra, CFA	Senior Analyst and Portfolio Manager for Marsico	Manager	2010
Mr. Malhotra joined Marsico in 2003. He has been associated with Marsico as an investment professional since 2003 and has more than 10 years of experience in the financial services industry. He holds a bachelor’s degree in Economics from Loyola University of Chicago.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-1662-3 A (8/14)